Exhibit 21




Subsidiaries of United Community Banks, Inc.
                                                                  State
                                                                    of
Subsidiary                                                     Organization
- ----------                                                     ------------

United   Community   Bank,   Blairsville,
         Georgia (d/b/a Union County Georgia Bank in Union County, Georgia; First Bank of
         Habersham in Habersham  County,  Georgia;
         United Community Bank of Lumpkin County in Lumpkin County, Georgia; and United
         Community  Bank  of Hall  County  in Hall
         County, Georgia)

Carolina Community Bank, Murphy, NC                           North Carolina

Peoples  Bank  of  Fannin  County,   Blue
         Ridge,  Georgia  (d/b/a  Georgia  Peoples
         Bank  in  Blue  Ridge  and   McCaysville,
         Georgia  and  United  Community  Bank  of
         Gilmer County in Gilmer County, Georgia)

White County Bank, Cleveland, Georgia                             Georgia

Towns County Bank, Hiawassee, Georgia                             Georgia

First Clayton Bank & Trust, Clayton, Georgia                      Georgia

Bank of Adairsville, Adairsville, Georgia                         Georgia

First Floyd Bank, Rome, Georgia                                   Georgia

Independent Bank & Trust                                          Georgia

Dawson County Bank                                                Georgia

Brintech, Inc.                                                    Florida

United Agencies, Inc., Blairsville, Georgia                   North Carolina

United Community Capital Trust                                   Delaware

United Community Capital Trust II                                Delaware

United Community Capital Trust I                                Connecticut

Union Holdings, Inc.                                              Nevada

Carolina Holdings, Inc.                                           Nevada

Fannin Holdings, Inc.                                             Nevada

White Holdings, Inc.                                              Nevada